SECOND AMENDMENT TO PARTICIPATION AGREEMENT


     American Enterprise Life Insurance Company, Variable Insurance Products Fund III, and Fidelity Distributors Corporation hereby amend the Participation Agreement ("Agreement") dated September 1, 1999, as amended, by doing the following:

1. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the Amended Schedule A attached hereto.

2. Schedule C of the Agreement is hereby deleted in its entirety and replaced with the Amended Schedule C attached hereto.

IN WITNESS WHEREOF, the parties have hereto affixed their respective authorized signatures, intending that this Amendment be effective as of the __ day of February, 2002.


AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

By:                                              Attest:
         ----------------                                ----------------------
Name:    Gumer C. Alvero                                     Mary Ellyn Minenko
Title:   Executive Vice President, Annuities                 Assistant Secretary


VARIABLE INSURANCE PRODUCTS FUND III

By:    _____________________________
Name:  _____________________________
Title: _____________________________


FIDELITY DISTRIBUTORS CORPORATION

By:
      ----------------
          Mike Kellogg
          Executive Vice President


                                   Schedule A
                   Separate Accounts and Associated Contracts

Name of Separate Account and                       Policy Form Numbers of Contracts
Date Established by Board of Directors             Funded By Separate Account

American Enterprise Variable Annuity Account       43431, 44170, 44209, 44210, 44170, 240343, 240180
(established July 15, 1987)                        and state variations thereof

American Enterprise Variable Annuity Account       37022 and state variations thereof
(established July 15, 1987)

American Enterprise Variable Annuity Account       271491, 271496 and state variations thereof
(established July 15, 1987)

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



                                   Schedule C

Other investment companies currently available under variable annuities or life insurance issued by the Company and listed on Schedule A:

Policy Form Numbers 240343 and state variations thereof--American Express New Solutions Variable Annuity(SM)
American Express (R) Variable Portfolio Funds
AIM Variable Insurance Funds
Alliance Variable Product Series Fund
Evergreen Variable Annuity Trust
Franklin(R) Templeton(R) Variable Insurance Products Trust--Class 2
MFS(R) Variable Insurance Trust(SM)
Putnam Variable Trust--IB Shares

Policy Form Numbers 44170 and state variations thereof--American Express(R) Galaxy Premier Variable Annuity
American Express (R) Variable Portfolio Funds
AIM Variable Insurance Funds
Franklin(R) Templeton(R) Variable Insurance Products Trust--Class 2
The Galaxy VIP Fund
Janus Aspen Series: Service Shares
MFS(R) Variable Insurance Trust(SM)
Putnam Variable Trust--IB Shares

Policy Form Numbers 43431 and state variations thereof--American Express Signature Variable Annuity(SM)
American Express (R) Variable Portfolio Funds
AIM Variable Insurance Funds
Alliance Variable Product Series Fund
Baron Capital Funds Trust
Credit Suisse Warburg Pincus Trust
Franklin(R) Templeton(R) Variable Insurance Products Trust--Class 2 Goldman Sachs Variable Insurance Trust
Janus Aspen Series: Service Shares
J.P. Morgan Series Trust II
Lazard Retirement Series, Inc.
MFS(R) Variable Insurance Trust(SM)
Putnam Variable Trust--Class IB Shares
Royce Capital Fund .
Third Avenue Variable Series Trust
Wanger Advisors Trust

Policy Form Numbers 240180 and state variations thereof--American Express Signature One Variable Annuity(SM)
American Express (R) Variable Portfolio Funds
AIM Variable Insurance Funds
Alliance Variable Product Series Fund
Baron Capital Funds Trust
Credit Suisse Warburg Pincus Trust
Franklin(R) Templeton(R) Variable Insurance Products Trust--Class 2 Goldman Sachs Variable Insurance Trust
Janus Aspen Series: Service Shares
J.P. Morgan Series Trust II
Lazard Retirement Series, Inc.

Policy Form Numbers 240180 and state variations thereof--American Express Signature One Variable Annuity(SM) (Cont.)
MFS(R) Variable Insurance Trust(SM)
Royce Capital Fund
Third Avenue Variable Series Trust
Wanger Advisors Trust
Wells Fargo Variable Trust Funds

Policy Form Numbers 37022 and state variations thereof--American Express Signature Variable Universal Life(SM)
American Express (R) Variable Portfolio Funds
AIM Variable Insurance Funds
Alliance Variable Product Series Fund
Baron Capital Funds Trust
Credit Suisse Warburg Pincus Trust
Franklin(R) Templeton(R) Variable Insurance Products Trust--Class 2 Goldman Sachs Variable Insurance Trust
J.P. Morgan Series Trust II
Lazard Retirement Series, Inc.
MFS(R) Variable Insurance Trust(SM) Putnam Variable Trust--Class IB Shares Royce Capital Fund
Wanger Advisors Trust

Policy Form Numbers 44170 and state variations thereof--American Express Pinnacle Variable Annuity(SM)
American Express (R) Variable Portfolio Funds
AIM Variable Insurance Funds
Franklin(R) Templeton(R) Variable Insurance Products Trust--Class 2 MFS(R) Variable Insurance Trust(SM)
Putnam Variable Trust--Class IB Shares

Policy Form Numbers 271491 and 271496 and state variations thereof--American Express FlexChoice(SM) Variable Annuity
American Express(R) Variable Portfolio Funds
AIM Variable Insurance Funds
Franklin(R) Templeton(R) Variable Insurance Products Trust--Class 2
MFS(R) Variable Insurance Trust(SM)
Putnam Variable Trust--Class IB Shares

Policy Form Numbers 44209 and 44210 and state variations thereof--Wells Fargo Advantage(SM) Variable Annuity and Wells Fargo Advantage(SM) Builder Variable Annuity
American Express(R) Variable Portfolio Funds
AIM Variable Insurance Funds
The Dreyfus Socially Responsible Growth Fund, Inc.
Franklin(R) Templeton(R) Variable Insurance Products Trust--Class 2
Goldman Sachs Variable Insurance Trust
MFS(R) Variable Insurance Trust(SM)
Putnam Variable Trust--Class IB Shares
Wells Fargo Variable Trust Funds

                                      -4-